Exhibit 99

LOCKHEED MARTIN CORPORATION

Floating Rate Convertible

Senior Debentures due 2033

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 6, 2004

THE BANK OF NEW YORK

TRUSTEE

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of December 6, 2004, between Lockheed Martin Corporation, a Maryland corporation (the “Company”), and The Bank of New York, a New York banking corporation (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the Trustee executed and delivered an Indenture dated as of August 13, 2003 (the “Base Indenture”, and together with this First Supplemental Indenture, the “Indenture”) to provide for the issuance by the Company of its Floating Rate Convertible Senior Debentures due 2033 (the “Securities”);

WHEREAS, Section 8.01(a)(vi) of the Indenture provides that the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into a supplemental indenture or indentures to make, among other things, any change (excluding any change for which the consent of the Holder of each Security affected by such change is required by Section 8.02 of the Indenture) that does not materially adversely affect the rights of any Holder;

WHEREAS, Sections 11.01(a) and 11.03 of the Indenture permit the Company to elect, in its sole and absolute discretion, to satisfy any Conversion Obligation in cash or a combination of cash and Common Stock in lieu of Common Stock;

WHEREAS, the Company desires to amend Section 11.03 of the Indenture to waive its right to satisfy the Accreted Principal Amount of Conversion Obligations in Common Stock and to exercise the Company’s option to irrevocably elect to pay cash for the Accreted Principal Amount in lieu of Common Stock to any Holder who converts their Securities pursuant to Section 11.01;

WHEREAS, in addition, Section 8.01(a)(iii) of the Indenture provides that the Company, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into a supplemental indenture or indentures to cure any ambiguity or to make corrections to any provision of the Indenture or to make such other provisions with respect to matters or questions arising under the Indenture, provided such action shall not materially adversely affect the interests of the Holders of Securities (excluding any change for which the consent of the Holder of each Security affected by such change is required by Section 8.02 of the Indenture);

WHEREAS, Section 8.01(b) of the Indenture provides that any amendment described in Section 8.01(a)(iii) of the Indenture made solely to conform the Indenture to the final offering memorandum provided to investors in connection with the initial offering of the Securities by the Company will not be deemed to materially adversely affect the interests of Holders;

WHEREAS, the Company desires to amend the terms of the Securities, incorporated by reference pursuant to Section 2.01 of the Indenture, to clarify an ambiguity in the Indenture and correct the form of Security included in the Indenture to conform to the final offering memorandum provided to investors in connection with the initial offering of the Securities by the

Company to permit the Company to irrevocably elect to satisfy the accreted principal amount of any and all Conversion Obligations only in cash in lieu of Common Stock, regardless of whether an Event of Default shall have occurred and be continuing;

WHEREAS, none of the amendments contemplated by this First Supplemental Indenture requires the consent of the Holder of each Security affected by the amendments under Section 8.02 of the Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

NOW, THEREFORE, the parties hereby enter into this First Supplemental Indenture, which shall apply to the Securities along with the Indenture as follows:

ARTICLE I

TERMS OF THE INDENTURE AND SECURITIES

Section 1.01. Payment of Cash in Lieu of Common Stock. The following subsection (c) is hereby added to Section 11.03 of the Indenture:

“(c) Notwithstanding any other provision of the Securities or this Indenture, the Company irrevocably elects and agrees to pay only cash in lieu of Common Stock for the Accreted Principal Amount of Securities in respect of any and all Conversion Obligations, effective from and after December 6, 2004. The Conversion Settlement Distribution payable to satisfy any Conversion Obligation shall be an amount determined in accordance with Section 11.03(a)(ii). The Company retains the right, in its sole and absolute discretion, to elect to satisfy any and all Conversion Obligations in excess of the Accreted Principal Amount of Securities in cash or Common Stock or a combination of cash and Common Stock.”

Section 1.02. Amendments to Securities. In order to cure an ambiguity and to make a correction in the form of Security included in the Indenture to conform to the final offering memorandum provided to investors in connection with the initial offering of the Securities by the Company, the form of Security set forth in Exhibit A to the Indenture and in each outstanding Security and all Securities hereinafter issued is amended as follows:

(i) Paragraph 3 under the heading “Conversion” in the form of Security set forth in Exhibit A to the Indenture and in each outstanding Security and all Securities hereafter issued (as a result of transfer, further issuances or otherwise) is hereby deleted in its entirety and the following is inserted in its place:

“A Holder’s right to convert the Securities into Common Stock of the Company is also subject to the Company’s right to elect pursuant to Section 11.03 of the Indenture to pay such Holder cash in lieu of delivering all or part of such Common Stock. The Company has irrevocably elected and agreed to pay only cash in lieu of Common Stock for the Accreted Principal Amount of Securities in

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respect of any and all Conversion Obligations, effective from and after December 6, 2004, and retains the right, in its sole and absolute discretion, to elect to satisfy any and all Conversion Obligations in excess of the Accreted Principal Amount of Securities in cash or Common Stock or a combination of cash and Common Stock.”

(ii) Paragraph 4 under the heading “Conversion” in the form of Security set forth in Exhibit A to the Indenture and in each outstanding Security and all Securities hereafter issued (as a result of transfer, further issuances or otherwise) is hereby deleted in its entirety without any further action on the part of the Company, the Trustee or any Holder of Securities and shall be of no further force or effect.

ARTICLE II

MISCELLANEOUS

Section 2.01. Definitions. Capitalized terms used in this First Supplemental Indenture that are defined in the Base Indenture shall have the meanings assigned to them in the Base Indenture.

Section 2.02. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether or not so expressed.

Section 2.03. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

Section 2.04. Ratification. The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument with respect to the Securities. All provisions included in this First Supplemental Indenture supersede any conflicting provisions included in the Base Indenture with respect to the Securities. The Trustee agrees to perform its duties upon the terms and conditions of the Base Indenture, as supplemented by this First Supplemental Indenture.

Section 2.05. Effectiveness. The provisions of this First Supplemental Indenture shall become effective as of the date of this First Supplemental Indenture.

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IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this First Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

LOCKHEED MARTIN CORPORATION

/s/ Anthony G. Van Schaick
Name:	Anthony G. Van Schaick
Title:	Vice President and Treasurer

THE BANK OF NEW YORK

/s/ Geovanni Barris
Name:	Geovanni Barris
Title:	Vice President

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